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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 13, 2002

                                US ONCOLOGY, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)


    Delaware                      0-26190                      84-1213501
----------------               ------------               -------------------
(State or Other                (Commission                  (I.R.S.Employer
Jurisdiction of                File Number)               Identification No.)
Incorporation
or Organization)

                       16825 Northchase Drive, Suite 1300
                                 Houston, Texas
                                      77060
                        --------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's Telephone Number, Including Area Code: (832) 601-8766


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Item 9.  REGULATION FD DISCLOSURE

On August 13, 2002, R. Dale Ross, Chairman of the Board and Chief Executive Officer of US Oncology, Inc. (the "Corporation"), and Bruce D. Broussard, Chief Financial Officer of the Corporation, each filed with the Securities and Exchange Commission (the "SEC") a statement under oath regarding facts and circumstances relating to the Securities Exchange Act filings of the Corporation, as required by the SEC's Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) ofthe Securities Exchange Act of 1934 (File No. 4-460, June 27, 2002).

The statements are attached to this report as exhibits.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

c)  Exhibits

     99.1 STATEMENT UNDER OATH OF CHIEF EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


     99.2 STATEMENT UNDER OATH OF CHIEF FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 13, 2002


                              US ONCOLOGY, INC.

                              By:  Bruce D. Broussard
                              -------------------------
                              Bruce D. Broussard
                              Chief Financial Officer